Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

19. Subsequent events

The Company declared a dividend of $0.25 per Class A common share for the fourth quarter of 2021 to be paid on March 4, 2022 to common shareholders of record as of February 22, 2022.

On November 22, 2021, the Board of Directors announced its intention to increase the quarterly dividend to be paid to common shareholders by 50% to $0.375 per share, with effect from the first quarter of 2022.

The Company agreed a new senior secured debt facility to refinance its outstanding Syndicated Senior Secured Credit Facility, which extended the maturity date from September 2024 to December 2026, amend certain covenants in the Company’s favor, and release three vessels from the facility’s collateral basket (the “Unencumbered Vessels”), at an unchanged rate of LIBOR + 3.00%. The Unencumbered Vessels were subsequently used as collateral for a new $60.0 million syndicated senior secured debt facility. This credit facility has a maturity in July 2026 and was borrowed in three tranches. The Lenders are E.SUN Commercial Bank Ltd (E.SUN”), Cathay United Bank (“Cathay”), Mega International Commercial Bank Co. Ltd (“MICB”) and Taishin International Bank (“Taishin”). This facility bears interest at LIBOR plus a margin of 2.75% per annum payable quarterly in arrears. All three tranches were drawn down in January 2022. The Company using a portion of the net proceeds from this credit facility fully prepaid the outstanding amount of the Blue Ocean Junior Credit facility, amounting to $26,205 plus a prepayment fee of $3,968.

In February 2022, the Company has also hedged its exposure to a potential rising interest rate environment by putting in place a one-month USD LIBOR interest rate cap of 0.75% through fourth quarter 2026, on $507.9 million of its floating rate debt, which reduces over time and represents approximately half of the Company’s outstanding floating rate debt. The premium paid by the Company to purchase the interest rate caps was $15,370, which was paid out of cash on the settlement date.

On March 2, 2022, we announced that our Board of Directors authorized share repurchases in the amount of up to $40.0 million, to be utilized on an opportunistic basis.

On March 4, 2022, the Company provide a notice of partial redemption of its 2024 Notes to the trustee. The Company has elected to effect a redemption of $28,500 aggregate principal amount of the Notes (the “Redeemed Notes”) at a redemption price equal to 102.00% of the principal amount thereof plus accrued and unpaid interest. Upon completion of the Redemption, approximately $89,020 aggregate principal amount of the Notes will remain outstanding.